                               POWER OF ATTORNEY


     Know all men by these presents that the undersigned does hereby make, constitute and appoint Herbert C. Foster or Gerald J. Brown as the true and lawful attorney-in-fact of the undersigned, with full power of substitution and revocation, for and in the name, place and stead of the undersigned, to execute and deliver the Registration Statement on Form S-8, and any and all amendments thereto, including without limitation pre-effective and post-effective amendments thereto; such Form S-8 and each such amendment to be in such form and to contain such terms and provisions as said attorney or substitute shall deem necessary or desirable; giving and granting unto said attorney, or to such person as in any case shall be appointed pursuant to the power of substitution herein given, full power and authority to do and perform any and every act and thing whatsoever requisite, necessary or, in the opinion of said attorney or substitute, able to be done in such matter as the undersigned might or could do if personally present, hereby ratifying and confirming all that said attorney or such substitute shall lawfully do or cause to be done by virtue hereof.

     In witness whereof, the undersigned has duly executed this Power of Attorney.

Dated: Sept. 20, 1999                          /s/ C. Donald Carr
                                               --------------------------------
                                                   C. Donald Carr

Dated: Sept. 20, 1999                          /s/ David L. Cutter
                                               --------------------------------
                                                   David L. Cutter
Dated: Sept. 20, 1999
                                               /s/ Wayne S. Doiguchi
                                               --------------------------------
                                                   Wayne S. Doiguchi

Dated: Sept. 20, 1999                          /s/ John W. Glenn
                                               --------------------------------
                                                   John W. Glenn

Dated: Sept. 20, 1999                          /s/ Paul R. Handlery
                                               --------------------------------
                                                   Paul R. Handlery

Dated: Sept. 20, 1999                          /s/ James C. Johnson
                                               --------------------------------
                                                   James C. Johnson

Dated: Sept. 20, 1999                          /s/ Paul C. Kepler
                                               --------------------------------
                                                   Paul C. Kepler

Dated: Sept. 20, 1999                          /s/ John E. Lindstedt
                                               --------------------------------
                                                   John E. Lindstedt

Dated: Sept. 20, 1999                          /s/ Edward G. Mein
                                               --------------------------------
                                                   Edward G. Mein


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Dated: Sept. 20, 1999                          /s/ Dale D. Reed
                                               --------------------------------
                                                   Dale D. Reed

Dated: Sept. 20, 1999                          /s/ Edward G. Roach
                                               --------------------------------
                                                   Edward G. Roach

Dated: Sept. 20, 1999                          /s/ Barclay Simpson
                                               --------------------------------
                                                   Barclay Simpson